SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT 1934

Date of Report:  May 19, 1998

                               US DIAGNOSTIC INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

        1-13392                                            11-3164389
(Commission File Number)                       (IRS Employer Identification No.)

777 SOUTH FLAGLER DRIVE, SUITE 1201, EAST TOWER, WEST PALM BEACH, FLORIDA  33401
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone no. including area code:        (561)832-0006


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


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 19, 1998, US Diagnostic, Inc. (the "Company"), closed on the previously announced agreement to sell the Company's mobile subsidiary Medical Diagnostics, Inc. ("MDI"), a non-core asset, to Alliance Imaging Inc. (the "Purchaser"). Mobile imaging operations do not conform with the Company's core business of fixed site MRI and multimodality imaging centers. The sale price was $35.6 million, less assumption of debt by the Purchaser of $6.2 million, resulting in net cash proceeds to the Company of $29.4 million. Immediately upon the closing, $25.0 million of the proceeds were used to repay a portion of the Company's revolving credit loan with DVI Business Credit Corporation ("DVI BC").

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)       not applicable

         (b)       Pro Forma Financial Information

                  (1) US Diagnostic Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998

                           US Diagnostic Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations:

                                    For the three months ended March 31, 1998
                                    For the year ended December 31, 1997

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 gives effect to the sale of MDI described in Item 2 as if it had occurred on March 31, 1998. The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1998 and year ended December 31, 1997 give effect to the sale of MDI described in
Item 2 as if it had occurred at the beginning of the respective periods. Such statements of operations do not include the estimated net gain of $2.9 million on the sale of MDI. The pro forma results are not necessarily indicative of the results of operations that would have been achieved had the disposition been consummated at the beginning of the periods reflected.


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


US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)

                                                                                   AT MARCH 31, 1998
                                                                                   -----------------
                                                                                      PRO FORMA        PRO FORMA
                                                                     HISTORICAL      ADJUSTMENTS        BALANCE
                                                                     ----------      -----------       ---------
ASSETS
     Current Assets
          Cash and cash equivalents                                  $   10,959      $     4,404  (a)  $  14,623
                                                                                            (740) (b)
          Accounts receivable, net                                       56,817           (6,480) (b)     50,337
          Other receivables                                               6,583              (29) (b)      6,554
          Prepaid expenses and other current assets                       6,632             (168) (b)      6,464
                                                                     ----------      -----------       ---------
              Total Current Assets                                       80,991           (3,013)         77,978
                                                                     ----------      -----------       ---------

     Property and Equipment, net                                         96,538           (7,641) (b)     88,897
     Intangible Assets, net                                             102,304          (17,342) (c)     84,962
     Other Assets                                                         4,182             (254) (b)      3,928
     Investment In and Advances to Unconsolidated Subsidiaries            3,903                -           3,903
                                                                     ----------      -----------       ---------

         Total Assets                                                $  287,918      $   (28,250)      $ 259,668
                                                                     ==========      ===========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current Liabilities
          Accounts payable and accrued expenses                      $   22,190      $     2,960  (d)  $  23,366
                                                                                          (1,784) (b)
          Shareholder class action settlement payable                     5,288                            5,288
          Current portion of long-term debt                              18,686           (1,411) (b)     17,275

          Obligations under capital leases - current portion              7,589             (932) (b)      6,657
          Other current liabilities                                       7,411               74  (b)      7,485
          Purchase price due on companies acquired                        2,420                            2,420
                                                                     ----------      -----------       ---------
              Total Current Liabilities                                  63,584            (1093)         62,491
                                                                     ----------      -----------       ---------

          Subordinated convertible debentures                            56,305                           56,305
          Long-term debt, net of current portion                        123,076          (25,000) (a)     95,813
                                                                                          (2,263) (b)
          Obligations under capital leases, net of current portion       10,726           (1,490) (b)      9,236
          Other liabilities                                               5,913             (835) (b)      5,078
                                                                     ----------      -----------       ---------

              Total Liabilities                                         259,604          (30,681)        228,923
                                                                     ----------      -----------       ---------
     Minority Interest                                                    1,872             (424) (b)      1,448
     Stockholders' Equity
          Preferred stock                                                     -                                -
          Common stock                                                      229                              229
          Additional paid-in capital                                    147,850                          147,850
          Deferred stock-based compensation                              (1,836)                          (1,836)
          Accumulated deficit                                          (119,801)           2,855  (e)   (116,946)
                                                                     ----------      -----------       ---------
             Total Stockholders' Equity                                  26,442            2,855          29,297
                                                                     ----------      -----------       ---------
         Total Liabilities & Stockholders' Equity                    $  287,918      $   (28,250)      $ 259,668
                                                                     ==========      ===========       =========

(a) To reflect net proceeds of $29.4 million less $25.0 million assumed repayment of long-term debt to DVI BC.
(b) To reflect the sale of the assets and liabilities of MDI.
(c) To reflect the elimination of goodwill upon the sale of MDI.
(d) To reflect the estimated impact on the Company's federal and state income tax liabilities resulting from the sale of MDI. MDI is included in the Company's consolidated federal income tax return but for state purposes it files separately. The Company has substantial federal net operating loss carryforwards which result in a deferred tax asset. A valuation allowance is provided against such deferred tax asset. As a result of the sale of MDI, the deferred tax asset and valuation allowance will each be reduced by approximately $7 million.
(e) To reflect the estimated net gain on the sale of MDI.


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


US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS)

                                                             FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                             -----------------------------------------
                                                                             PRO FORMA               PRO FORMA
                                                       HISTORICAL           ADJUSTMENTS               BALANCE
                                                       ----------           -----------              ---------

Revenue                                                $   54,458           $    (6,113)  (f)        $  48,345
Operating Expenses
     General and administrative                            39,933                (3,526)  (f)           36,407
     Bad debt expense                                       1,258                  (620)  (f)              638
     Depreciation                                           5,130                  (495)  (f)            4,635
     Amortization                                           1,599                  (229)  (g)            1,365
                                                                                     (5)  (f)
     Stock-based compensation                                 356                                          356
                                                       ----------           -----------              ---------
       Total Operating Expenses                            48,276                (4,875)                43,401
                                                       ----------           -----------              ---------

 Income from Operations                                     6,182                (1,238)                 4,944

Other Income (Expense)
     Interest expense                                      (5,452)                  656  (h)            (4,633)
                                                                                    163  (f)
     Interest and other income                              1,092                    (7) (f)             1,085
                                                       ----------           -----------              ---------

       Total Other Income (Expense)                        (4,360)                  812                 (3,548)
                                                       ----------           -----------              ---------

Income Before Minority Interest and Provision
for Income Taxes                                            1,822                  (426)                 1,396

Minority interest in income of subsidiaries                   740                   (58) (f)               682
Provision for income taxes                                    336                  (109) (i)               227
                                                       ----------           -----------              ---------

     Net Income                                        $      746           $      (259)             $     487
                                                       ==========           ===========              =========

Basic Earnings per Common Share
     Net income                                        $     0.03           $     (0.01)             $    0.02
                                                       ==========           ===========              =========

     Average common shares outstanding                     22,716                22,716                 22,716
                                                       ==========           ===========              =========

Diluted Earnings per Common Share
     Net income                                        $     0.03           $     (0.01)             $    0.02
                                                       ==========           ===========              =========

Average common and dilutive equivalent
shares outstanding                                         23,127                23,127                 23,127
                                                       ==========           ===========              =========


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

US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS)

                                                             FOR THE YEAR ENDED DECEMBER 31, 1997
                                                             ------------------------------------
                                                                             PRO FORMA              PRO FORMA
                                                     HISTORICAL             ADJUSTMENTS              BALANCE
                                                     ----------             -----------             ---------

Revenue                                              $  216,222             $   (19,941) (f)        $ 196,281

Operating Expenses
     General and administrative                         165,549                 (10,930) (f)          154,619
     Asset impairment losses                             92,853                    (370) (f)           92,483
     Bad debt expense                                    17,630                  (1,470) (f)           16,160
     Depreciation                                        19,232                  (1,702) (f)           17,530
     Amortization                                        10,790                    (764) (g)           10,006
                                                                                    (20) (f)
     Loss on settlement of lawsuits                       5,739                       -                 5,739

     Settlement with Former Chief
          Executive Officer                               1,809                       -                 1,809

     Stock-based compensation                             1,261                       -                 1,261
                                                     ----------             -----------             ---------

       Total Operating Expenses                         314,863                 (15,256)              299,607
                                                     ----------             -----------             ---------

 Loss from Operations                                   (98,641)                 (4,685)             (103,326)

Other Income (Expense)
     Interest expense                                   (19,114)                  2,625  (h)          (15,802)
                                                                                    687  (f)
     Interest and other income                            1,225                    (129) (f)            1,096

     Gain on marketable equity securities                   407                       -                   407
                                                     ----------             -----------             ---------

       Total Other Income (Expense)                     (17,482)                  3,183               (14,299)

Loss Before Minority Interest
and Benefit for Income Taxes                           (116,123)                 (1,502)             (117,625)

Minority interest in income of subsidiaries               2,428                    (335) (f)            2,093
Benefit for income taxes                                 (1,839)                   (428) (i)           (2,267)
                                                     ----------             -----------             ---------

     Net loss                                        $ (116,712)            $      (739)            $(117,451)
                                                     ==========             ===========             =========

Basic Earnings per Common Share
     Net loss                                        $    (5.26)            $     (0.03)            $   (5.29)
                                                     ==========             ===========             =========

     Average common shares outstanding                   22,182                  22,182                22,182
                                                     ==========             ===========             =========

Diluted Earnings per Common Share
     Net loss                                        $    (5.26)            $     (0.03)            $   (5.29)
                                                     ==========             ===========             =========

Average common and dilutive equivalent shares
     outstanding                                         22,182                  22,182                22,182
                                                     ==========             ===========             =========


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

(f) To reflect the reversal of revenue and expenses of MDI for the period.

(g) To reflect the estimated reversal of goodwill amortization related to MDI for the period.

(h) To reflect an assumed $25.0 million reduction of long-term debt at estimated 10.5% interest rate per annum.

(i) To reflect estimated reduction of state tax obligations related to MDI. MDI is included in the Company's consolidated federal tax return but for state purposes files separately. On a consolidated basis, the Company generated net operating tax losses during the period, and, therefore, MDI's estimated federal taxes of approximately $391,000 for the three months ended March 31, 1998 and approximately $1.2 million for the year ended December 31, 1997 were not recorded on MDI due to the consolidated entity's net operating tax losses.


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


         (c)       Exhibits

                  2. Stock Purchase Agreement among Alliance Imaging, Inc., US Diagnostic Inc. and Medical Diagnostics, Inc. dated as of March 30, 1998

                           The Company hereby agrees to furnish supplementally any omitted schedules described in such agreement to the Securities and Exchange Commission upon request.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   US DIAGNOSTIC INC.

Dated:  May 27, 1998                By:  /S/ JOSEPH A. PAUL
                                         ------------------
                                         Joseph A. Paul
                                         President and Chief Executive Officer


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


                                  Exhibit Index

EXHIBIT NO.    DESCRIPTION
-----------    -----------

     2. Stock Purchase Agreement among Alliance Imaging, Inc., US Diagnostic Inc. and Medical Diagnostics, Inc. dated as of March 30, 1998



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